UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2023

ARCHER-DANIELS-MIDLAND COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-44	41-0129150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

77 West Wacker Drive, Suite 4600 Chicago, Illinois	60601
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (312) 634-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	ADM	New York Stock Exchange
1.000% Notes due 2025		New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 4, 2023, Archer-Daniels-Midland Company (the “Company”) held its 2023 Annual Meeting of Stockholders. The following proposals were voted on at the meeting with the following results:

Proposal No. 1. All nominees for election to the Board of Directors listed in the proxy statement for the 2023 Annual Meeting of Stockholders were elected as follows:

Nominee	For	Against	Abstain	Broker Non- Votes
M. S. Burke	421,132,289	12,257,001	754,194	49,620,250
T. Colbert	427,999,668	5,431,112	712,704	49,620,250
J.C. Collins, Jr.	429,101,389	4,326,926	715,169	49,620,250
T. K. Crews	419,068,172	14,370,617	704,695	49,620,250
E. de Brabander	430,948,134	2,467,038	728,312	49,620,250
S. F. Harrison	425,534,943	7,883,436	725,105	49,620,250
J. R. Luciano	405,702,643	27,366,159	1,074,682	49,620,250
P. J. Moore	384,455,552	48,951,565	736,367	49,620,250
D. A. Sandler	420,712,659	12,671,524	759,301	49,620,250
L.Z. Schlitz	425,510,519	7,870,567	762,398	49,620,250
K. R. Westbrook	398,240,261	35,188,700	714,523	49,620,250

Proposal No. 2. The appointment of Ernst & Young LLP as independent auditors for the year ending December 31, 2023 was ratified at the meeting by the following votes:

For	Against	Abstain
465,832,580	17,071,844	859,310

Proposal No. 3. The compensation of the Company’s named executive officers was approved, on an advisory basis, by the following votes:

For	Against	Abstain	Broker Non- Votes
407,921,713	24,868,116	1,353,655	49,620,250

Proposal No. 4. The stockholders approved, on an advisory basis, the holding of the advisory vote on executive compensation on an annual basis by the following votes:

1 Year	2 Years	3 Years	Abstain	Broker Non- Votes
425,399,076	802,704	6,975,990	965,714	49,620,250

The Board of Directors of the Company has determined to include an advisory vote on executive compensation at each Annual Meeting of Stockholders until the next required vote on the frequency of stockholder votes on executive compensation.

Proposal No. 5. The stockholder proposal regarding an Independent Board Chairman failed by the following votes:

For	Against	Abstain	Broker Non- Votes
135,125,763	297,511,277	1,506,444	49,620,250

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCHER-DANIELS-MIDLAND COMPANY

Date: May 8, 2023	By	/s/ D. Cameron Findlay
D. Cameron Findlay
Senior Vice President, General Counsel, and Secretary